Exhibit 99.2

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Nine Months Ended June 30, 2011
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$4,656	$-	$4,656
Costs and expenses
Cost of sales	3,411	(49)	3,362
Selling, general and administrative expense	882	(110)	772
Research and development expense	64	-	64
	4,357	(159)	4,198
Equity and other income	42	-	42
Operating income	341	159	500
Net interest and other financing expense	(88)	-	(88)
Net gain on acquisitions and divestitures	20	-	20
Income from continuing operations before income taxes	273	159	432
Income tax expense	46	58	104
Income from continuing operations	227	101	328
Income from discontinued operations	300	49	349
Net income	$527	$150	$677

Earnings per share from continuing operations
Basic	$2.89	1.29	$4.18
Diluted	$2.83	1.27	$4.10

Earnings per share from net income
Basic	$6.70	1.91	$8.61
Diluted	$6.57	1.87	$8.44

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	80	-	80

Gross profit as a percent of sales	26.7%	1.1%	27.8%

Operating income (loss)
Functional Ingredients	$109	$6	$115
Water Technologies	73	10	83
Performance Materials	21	4	25
Consumer Markets	178	6	184
Unallocated and other	(40)	133	93
	$341	$159	$500

Key Items and Adjusted EBITDA
Operating income	$341	$159	$500
Depreciation and amortization	211	-	211
EBITDA	552	159	711
Environmental reserve adjustment	6		6
Castings Solutions transaction and start-up costs	3	-	3
Actuarial gain on pension and other postretirement plan remeasurement	-	(120)	(120)
Adjusted EBITDA	$561	$39	$600

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended June 30, 2011
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,667	$-	$1,667
Costs and expenses
Cost of sales	1,236	(3)	1,233
Selling, general and administrative expense	304	(6)	298
Research and development expense	22	-	22
	1,562	(9)	1,553
Equity and other income	15	-	15
Operating income	120	9	129
Net interest and other financing expense	(22)	-	(22)
Net loss on acquisitions and divestitures	(1)	-	(1)
Income from continuing operations before income taxes	97	9	106
Income tax expense	28	3	31
Income from continuing operations	69	6	75
Income from discontinued operations	18	-	18
Net income	$87	$6	$93

Earnings per share from continuing operations
Basic	$0.88	0.08	$0.96
Diluted	$0.86	0.08	$0.94

Earnings per share from net income
Basic	$1.12	0.08	$1.20
Diluted	$1.09	0.08	$1.17

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	80	-	80

Gross profit as a percent of sales	25.9%	0.1%	26.0%

Operating income (loss)
Functional Ingredients	$50	$1	$51
Water Technologies	22	2	24
Performance Materials	12	-	12
Consumer Markets	51	1	52
Unallocated and other	(15)	5	(10)
	$120	$9	$129

Key Items and Adjusted EBITDA
Operating income	$120	$9	$129
Depreciation and amortization	68	-	68
EBITDA	188	9	197
Environmental reserve adjustment	6	-	6
Actuarial gain on pension and other postretirement plan remeasurement	-	-	-
Adjusted EBITDA	$194	$9	$203

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended March 31, 2011
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,557	$-	$1,557
Costs and expenses
Cost of sales	1,135	(41)	1,094
Selling, general and administrative expense	292	(93)	199
Research and development expense	22	-	22
	1,449	(134)	1,315
Equity and other income	14	-	14
Operating income	122	134	256
Net interest and other financing expense	(39)	-	(39)
Net gain on acquisitions and divestitures	-	-	-
Income from continuing operations before income taxes	83	134	217
Income tax (benefit) expense	(13)	48	35
Income from continuing operations	96	86	182
Income from discontinued operations	257	46	303
Net income	$353	$132	$485

Earnings per share from continuing operations
Basic	$1.22	1.08	$2.30
Diluted	$1.20	1.06	$2.26

Earnings per share from net income
Basic	$4.47	1.66	$6.13
Diluted	$4.39	1.63	$6.02

Average common shares outstanding (in millions)
Basic	79	-	79
Diluted	80	-	80

Gross profit as a percent of sales	27.1%	2.6%	29.7%

Operating income (loss)
Functional Ingredients	$41	$2	$43
Water Technologies	27	4	31
Performance Materials	3	2	5
Consumer Markets	62	2	64
Unallocated and other	(11)	124	113
	$122	$134	$256

Key Items and Adjusted EBITDA
Operating income	$122	$134	$256
Depreciation and amortization	70	-	70
EBITDA	192	134	326
Castings Solutions transaction and start-up costs	-	-	-
Actuarial gain on pension and other postretirement plan remeasurement	-	(120)	(120)
Adjusted EBITDA	$192	$14	$206

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended December 31, 2010
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,433	$-	$1,433
Costs and expenses
Cost of sales	1,040	(5)	1,035
Selling, general and administrative expense	286	(10)	276
Research and development expense	20	-	20
	1,346	(15)	1,331
Equity and other income	12	-	12
Operating income	99	15	114
Net interest and other financing expense	(27)	-	(27)
Net gain on acquisitions and divestitures	21	-	21
Income from continuing operations before income taxes	93	15	108
Income tax expense	31	6	37
Income from continuing operations	62	9	71
Income from discontinued operations	25	3	28
Net income	$87	$12	$99

Earnings per share from continuing operations
Basic	$0.79	0.13	$0.92
Diluted	$0.78	0.13	$0.91

Earnings per share from net income
Basic	$1.11	0.16	$1.27
Diluted	$1.09	0.16	$1.25

Average common shares outstanding (in millions)
Basic	79	-	79
Diluted	80	-	80

Gross profit as a percent of sales	27.4%	0.4%	27.8%

Operating income (loss)
Functional Ingredients	$19	$3	$22
Water Technologies	24	4	28
Performance Materials	6	2	8
Consumer Markets	65	2	67
Unallocated and other	(15)	4	(11)
	$99	$15	$114

Key Items and Adjusted EBITDA
Operating income	$99	$15	$114
Depreciation and amortization	73	-	73
EBITDA	172	15	187
Castings Solutions transaction and start-up costs	3	-	3
Actuarial gain on pension and other postretirement plan remeasurement	-	-	-
Adjusted EBITDA	$175	$15	$190

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended September 30, 2010
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,516	$-	$1,516
Costs and expenses
Cost of sales	1,123	75	1,198
Selling, general and administrative expense	299	184	483
Research and development expense	23	-	23
	1,445	259	1,704
Equity and other income	8	-	8
Operating income	79	(259)	(180)
Net interest and other financing expense	(27)	-	(27)
Net gain on acquisitions and divestitures	4	-	4
Other income	1	-	1
Income from continuing operations before income taxes	57	(259)	(202)
Income tax expense (benefit)	3	(84)	(81)
Income (loss) from continuing operations	54	(175)	(121)
Income (loss) from discontinued operations	22	(42)	(20)
Net income (loss)	$76	$(217)	$(141)

Earnings per share from continuing operations
Basic	$0.69	(2.22)	$(1.53)
Diluted	$0.68	(2.21)	$(1.53)

Earnings per share from net income (loss)
Basic	$0.97	(2.76)	$(1.79)
Diluted	$0.96	(2.75)	$(1.79)

Average common shares outstanding (in millions)
Basic	79	-	79
Diluted	80	(1)	79

Gross profit as a percentage of sales	25.9%	-4.9%	21.0%

Operating income (loss)
Functional Ingredients	$19	$2	$21
Water Technologies	19	4	23
Performance Materials	(2)	2	-
Consumer Markets	52	2	54
Unallocated and other	(9)	(269)	(278)
	$79	$(259)	$(180)

Key Items and Adjusted EBITDA
Operating income	$79	$(259)	$(180)
Depreciation and amortization	71	-	71
EBITDA	150	(259)	(109)
Severance	11	-	11
Actuarial loss on pension and other postretirement plan remeasurement	-	268	268
Adjusted EBITDA	$161	$9	$170

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended June 30, 2010
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,478	$-	$1,478
Costs and expenses
Cost of sales	1,037	(3)	1,034
Selling, general and administrative expense	291	(8)	283
Research and development expense	23	-	23
	1,351	(11)	1,340
Equity and other income	12	-	12
Operating income	139	11	150
Net interest and other financing expense	(26)	-	(26)
Net gain on acquisitions and divestitures	23	-	23
Other income	-	-	-
Income from continuing operations before income taxes	136	11	147
Income tax expense	19	3	22
Income from continuing operations	117	8	125
Income from discontinued operations	31	1	32
Net income	$148	$9	$157

Earnings per share from continuing operations
Basic	$1.49	0.09	$1.58
Diluted	$1.46	0.09	$1.55

Earnings per share from net income
Basic	$1.89	0.12	$2.01
Diluted	$1.85	0.11	$1.96

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	80	-	80

Gross profit as a percentage of sales	29.8%	0.2%	30.0%

Operating income (loss)
Functional Ingredients	$34	$3	$37
Water Technologies	26	4	30
Performance Materials	12	3	15
Consumer Markets	73	2	75
Unallocated and other	(6)	(1)	(7)
	$139	$11	$150

Key Items and Adjusted EBITDA
Operating income	$139	$11	$150
Depreciation and amortization	68	-	68
EBITDA	207	11	218
Severance	-	-	-
Actuarial loss on pension and other postretirement plan remeasurement	-	-	-
Adjusted EBITDA	$207	$11	$218

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended March 31, 2010
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,423	$-	$1,423
Costs and expenses
Cost of sales	992	(3)	989
Selling, general and administrative expense	293	(7)	286
Research and development expense	20	-	20
	1,305	(10)	1,295
Equity and other income	14	-	14
Operating income	132	10	142
Net interest and other financing expense	(103)	-	(103)
Net gain on acquisitions and divestitures	(5)	-	(5)
Other income	-	-	-
Income from continuing operations before income taxes	24	10	34
Income tax expense	18	3	21
Income from continuing operations	6	7	13
Income from discontinued operations	16	1	17
Net income	$22	$8	$30

Earnings per share from continuing operations
Basic	$0.07	0.08	$0.15
Diluted	$0.07	0.08	$0.15

Earnings per share from net income
Basic	$0.28	0.10	$0.38
Diluted	$0.27	0.10	$0.37

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	80	-	80

Gross profit as a percentage of sales	30.3%	0.2%	30.5%

Operating income (loss)
Functional Ingredients	$34	$2	$36
Water Technologies	31	4	35
Performance Materials	6	3	9
Consumer Markets	69	2	71
Unallocated and other	(8)	(1)	(9)
	$132	$10	$142

Key Items and Adjusted EBITDA
Operating income	$132	$10	$142
Depreciation and amortization	67	-	67
EBITDA	199	10	209
Severance	-	-	-
Actuarial loss on pension and other postretirement plan remeasurement	-	-	-
Adjusted EBITDA	$199	$10	$209

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Three Months Ended December 31, 2009
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$1,324	$-	$1,324
Costs and expenses
Cost of sales	906	(3)	903
Selling, general and administrative expense	284	(7)	277
Research and development expense	20	-	20
	1,210	(10)	1,200
Equity and other income	13	-	13
Operating income	127	10	137
Net interest and other financing expense	(41)	-	(41)
Net gain on acquisitions and divestitures	-	-	-
Other income	-	-	-
Income from continuing operations before income taxes	86	10	96
Income tax expense	22	3	25
Income from continuing operations	64	7	71
Income from discontinued operations	22	2	24
Net income	$86	$9	$95

Earnings per share from continuing operations
Basic	$0.84	0.09	$0.93
Diluted	$0.82	0.09	$0.91

Earnings per share from net income
Basic	$1.13	0.11	$1.24
Diluted	$1.10	0.11	$1.21

Average common shares outstanding (in millions)
Basic	77	-	77
Diluted	78	-	78

Gross profit as a percentage of sales	31.6%	0.2%	31.8%

Operating income (loss)
Functional Ingredients	$27	$3	$30
Water Technologies	39	4	43
Performance Materials	8	1	9
Consumer Markets	67	2	69
Unallocated and other	(14)	-	(14)
	$127	$10	$137

Key Items and Adjusted EBITDA
Operating income	$127	$10	$137
Depreciation and amortization	74	-	74
EBITDA	201	10	211
Severance	-	-	-
Actuarial loss on pension and other postretirement plan remeasurement	-	-	-
Adjusted EBITDA	$201	$10	$211